                       SEMIANNUAL REPORT / APRIL 30 2000



                        AIM DENT DEMOGRAPHIC TRENDS FUND


                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]
                            --Registered Trademark--

                                  FUND ARTWORK

                      ------------------------------------

           ALL IN A CROWD BY DIANA ONG (BORN 1940, CHINESE-AMERICAN)

          ONG'S VIVID WATERCOLOR EVOKES THE ENERGY AND OPTIMISM OF THE

          BABY-BOOM GENERATION. WITH THEIR DRIVE AND INNOVATION, THIS

           GENERATION DOMINATES THE ECONOMY AND MAY PROPEL THE STOCK

                          MARKET FOR THE NEXT DECADE.

                      ------------------------------------

AIM Dent Demographic Trends Fund seeks to provide long-term growth of capital by investing in the securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Dent Demographic Trends Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund commenced sales on 6/7/99. Because shares have been offered for less than a year, the return provided is the cumulative total return that has not been annualized. Cumulative total returns for the fund since inception, including sales charges, as of 4/30/00 are as follows: Class A shares, 49.91%; Class B shares, 52.70%; Class C shares, 56.70%. In addition, industry regulations require us to provide cumulative total returns (including sales charges) as of 3/31/00, the most recent calendar quarter-end, which were: Class A shares, 61.53%; Class B shares, 65.00%; Class C shares, 69.00%.
o Harry S. Dent's stock market scenario for the coming decade, which is based on historical data, represents his opinion. Unforeseen events such as rising inflation, declining productivity, irregular spending and savings patterns, and other social, political and economic uncertainty could affect corporate earnings and the stock market, negatively altering Mr. Dent's view.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns are attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o Investing in micro-, small and mid-sized companies may involve risks not associated with more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Russell 3000 Index represents the performance of large-capitalization stocks.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

   [PHOTOS OF       When we started AIM in 1976, we had only a table, two chairs
Robert H. Graham    and a telephone. At the time, Bob Graham, Gary Crum and I
  and Charles T.    had the idea of creating a mutual fund company that put
       Bauer,       people first. Our slogan, "people are the product," means
   Chairman of      that people--our employees and our investors-- are our
   the Board of     company.
     THE FUND           Almost a quarter-century later, we've grown to more than
  APPEAR HERE]      seven million investors, $176 billion in assets under
                    management and 53 retail funds. Over that time, the industry as a whole has grown from $51 billion in assets to more than $7 trillion today. I never dreamed we would see such phenomenal growth. You are the main reason for our success, and I want you to know how much I appreciate your loyalty and trust over the past 24 years.
                        Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,300 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement.
You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.



                        AIM DENT DEMOGRAPHIC TRENDS FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

AIM DENT DEMOGRAPHIC TRENDS FUND RISES
ABOVE VOLATILE MARKET

HOW DID AIM DENT DEMOGRAPHIC TRENDS FUND PERFORM DURING THE REPORTING PERIOD? Though not quite a year old, the fund has performed impressively despite the capricious stock market. For the six-month period ended April 30, 2000, Class A, Class B and Class C shares of the fund posted returns of 30.64%, 30.22% and 30.22%, respectively. (These returns are at net asset value, which does not include sales charges.) The fund handily outperformed its primary benchmark, the Russell 3000 Index, which had a return of 10.32% for the reporting period. Net assets in the fund more than tripled from $392 million to $1.4 billion over the past six months.

WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE REPORTING PERIOD?
After an almost uninterrupted rise through the final months of 1999, stocks began hitting air pockets early in 2000. The large-company-driven Dow hit its all-time high in mid-January. But a variety of factors converged to shake market confidence and led to unusual volatility in March and April:

o U.S. economic growth continued to sizzle, with an annualized growth rate above 7% for the fourth quarter of 1999 and above 5% in the first quarter of 2000. These numbers led many to believe that the Federal Reserve Board (the Fed) might implement a larger rate hike in May because its five rate hikes since June 1999 did not slow the economy.
o The March court ruling that Microsoft (not a fund holding) had exercised illegal monopoly powers cast a pall over the whole technology sector, which was already subject to misgivings about the untested heights to which many tech-stock values had risen.
o The Employment Cost Index, which tracks wages and benefits, rose 1.4% in the first quarter of 2000, its highest rate in more than 10 years. This hinted at rising inflation and jolted investors. Low inflation, combined with robust economic growth, has been a major element nurturing the long bull market of the '90s.

For all the headline-making one-day dips and dives among various benchmarks, it's worth noting that the most widely reported stock indexes all gained during the six months covered by this report. A great deal of the market's volatility was confined to some very high-flying tech stocks that saw their values plummet in the Nasdaq shakeout late in the reporting period. For the most part, company earnings reports continued to be positive for the first quarter of 2000 across a broad array of industries, from banking and health care to energy and certain technologies.

HAS THE FUND'S PORTFOLIO CHANGED SINCE YOUR LAST REPORT?
Although the fund is clearly tilted toward large-cap stocks, we were able to participate in the rotation from large- to mid- and small-cap stocks that happened during the reporting period because of our diversified portfolio. We still believe that large-cap stocks will win the race for leadership over time, but the fund also has a complementary mix of small- and mid-cap stocks.
     The predominant sectors in the fund's portfolio continue to be technology, financials, health care and consumer-related products and services. These are the sectors we expect will benefit from current and future demographic trends. Over the

OUR INVESTMENT PHILOSOPHY
AIM Dent Demographic Trends Fund is designed to capitalize on consumer spending habits. The fund's management team is guided by the opinions and research of Harry S. Dent Jr., a strategic consultant and best-selling author. According to Dent's analysis:

o The major force driving the stock market historically has been consumer spending on major purchases such as housing, furnishings, appliances and cars.

o Historically, the market has done well when a generation's spending peaks at about age 46 1/2.

o As more baby boomers reach their peak spending age, they may propel the stock market for the next decade.

The fund focuses on companies in market sectors that are expected to benefit from this spending wave.


FUND BEATS RUSSELL 3000 INDEX

Cumulative returns for six months ended 4/30/00,
excluding sales charges
=======================================================
                bar chart went here

CLASS A
SHARES                                         30.64%

CLASS B
SHARES                                         30.22%

CLASS C
SHARES                                         30.22%

RUSSELL
 3000                                          10.32%

=======================================================

          See important fund and index disclosures inside front cover.

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

past six months, we have increased our tech weighting from about 39% to nearly 51%, particularly in the communications-equipment and telecommunications industries, which continue to see phenomenal growth due to the increasing prevalence of wireless phones.
    The financial and health-care sectors struggled on the whole during the reporting period. Financial stocks tend to get punished whenever inflation fears surface among investors, as happened over the last six months. While the health-care sector has seen improved performance of late, it continues to lag due to a number of factors, including the possible legislation of a Medicare drug benefit, which may cause industry-pricing pressure. However, we believe that the fundamentals for these sectors and the demographic forces underpinning their future growth are still largely positive, so our weightings have not changed much since our last report.

WHAT TECH-RELATED COMPANIES HAVE YOU FAVORED?
The fund's technology holdings are earnings-momentum stocks with solid company fundamentals. For example, our largest holding, VERITAS Software, is a market leader in the storage-management software business. Its products are embedded in most of the leading server systems being sold to large corporations and telecommunications-service providers, as increased spending on Internet infrastructure proliferates.
     Fund holding Oracle Systems is a leading maker of database software that allows multiple users and applications access to the same data simultaneously. Oracle beat analysts' earnings estimates in the most recent quarter, and according to the company, 93% of Internet companies use its software.
     We have increased the fund's position in Finland-based Nokia, which holds more than a quarter of the world's mobile-phone market. Nokia, which posted a 55% increase in net income for the first quarter of 2000, is touting the prospects of its next generation of mobile phones, which will receive data and enjoy better Internet access.

WHAT OTHER HOLDINGS HAVE BENEFITED THE FUND?
The challenges among financial and health-care stocks have not been without some bright spots. Many established banks and brokerage firms have profited from the strong financial markets and the full IPO schedule. Morgan Stanley Dean Witter, an investment-banking and retail-brokerage powerhouse that is a top fund holding, reported a 50% increase in its fiscal first-quarter income over the previous year. Of particular benefit to the firm's revenue was its underwriting of tech-related companies.
    Our top health-care holding, drug manufacturer Warner-Lambert, continues to see strong sales of its cholesterol-lowering drug Lipitor. The company reported positive earnings for the first quarter of 2000, beating analysts' expectations despite the generally unfavorable performance of the health-care sector. Warner-Lambert has announced plans to merge with pharmaceutical giant Pfizer, a move that will create one of the world's largest and fastest-growing pharmaceutical companies.

WHAT IS YOUR NEAR-TERM OUTLOOK?
After the close of the reporting period, the Fed raised the federal funds rate by 0.5% to 6.5%. Recent economic indicators, such as a 30-year low for the U.S. unemployment rate, led the Fed to be more aggressive in its attempts to fend off impending inflationary tendencies in the economy. While investors' inflation fears may cause some short-term market volatility, we believe that the environment for equities and for the demographic trends we follow remains largely favorable.


PORTFOLIO COMPOSITION         NUMBER OF HOLDINGS         76

As of 4/30/00, based on total net assets

==============================================================================================
TOP 10 EQUITY HOLDINGS                              TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------
  1. VERITAS Software Corp.       5.13%             1. Communications Equipment        16.06%
  2. Warner-Lambert Co.           4.55              2. Computers
  3. Nokia Oyj-ADR (Finland)      3.14                 (Software & Services)           14.83
  4. Cox Communications, Inc.-                      3. Broadcasting
     Class A                      2.96                 (Television, Radio & Cable)      6.12
  5. Intel Corp.                  2.77              4. Electronics (Semiconductors)     5.79
  6. Morgan Stanley                                 5. Investment Banking/Brokerage     5.46
     Dean Witter & Co.            2.51              6. Health Care (Diversified)        5.41
  7. Oracle Corp.                 2.33              7. Telecommunications
  8. Time Warner Inc.             2.29                 (Cellular/Wireless)              5.07
  9. Citigroup Inc.               2.27              8. Computers (Hardware)             4.31
 10. Cisco Systems, Inc.          2.02              9. Financial (Diversified)          3.96
                                                   10. Entertainment                    3.08
==============================================================================================

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.


          See important fund and index disclosures inside front cover.

                        AIM DENT DEMOGRAPHIC TRENDS FUND

SCHEDULE OF INVESTMENTS

April 30, 2000
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-95.39%

BANKS (MONEY CENTER)-1.57%

Chase Manhattan Corp. (The)            300,000   $   21,618,750
---------------------------------------------------------------

BANKS (REGIONAL)-0.73%

Dah Sing Financial Group (Hong
  Kong)                              2,550,000        9,984,979
---------------------------------------------------------------

BIOTECHNOLOGY-1.61%

Amgen Inc.(a)                          161,000        9,016,000
---------------------------------------------------------------
Invitrogen Corp.(a)                    119,000        7,422,625
---------------------------------------------------------------
PE Corp.-Celera Genomics Group(a)       70,000        5,775,000
---------------------------------------------------------------
                                                     22,213,625
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-6.12%

AT&T Corp.-Liberty Media
  Group-Class A(a)                     350,000       17,478,125
---------------------------------------------------------------
Comcast Corp.-Class A(a)               650,000       26,040,625
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                                 950,000       40,671,875
---------------------------------------------------------------
                                                     84,190,625
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-16.06%

Comverse Technology, Inc.(a)           260,000       23,188,750
---------------------------------------------------------------
Harmonic, Inc.(a)                      180,200       13,301,012
---------------------------------------------------------------
JDS Uniphase Corp.(a)                  200,000       20,737,500
---------------------------------------------------------------
Juniper Networks, Inc.(a)               40,000        8,507,500
---------------------------------------------------------------
Motorola, Inc.                         175,000       20,835,937
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)                760,000       43,225,000
---------------------------------------------------------------
Nortel Networks Corp. (Canada)         240,000       27,180,000
---------------------------------------------------------------
QUALCOMM Inc.(a)                       140,000       15,181,250
---------------------------------------------------------------
Redback Networks, Inc.(a)              100,000        7,937,500
---------------------------------------------------------------
Sycamore Networks, Inc.(a)             175,000       13,737,500
---------------------------------------------------------------
Telefonaktiebolaget LM Ericsson
  A.B.-ADR (Sweden)                    305,000       26,973,437
---------------------------------------------------------------
                                                    220,805,386
---------------------------------------------------------------

COMPUTERS (HARDWARE)-4.31%

Apple Computer, Inc.(a)                150,000       18,609,375
---------------------------------------------------------------
Dell Computer Corp.(a)                 400,000       20,050,000
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              225,000       20,685,937
---------------------------------------------------------------
                                                     59,345,312
---------------------------------------------------------------

COMPUTERS (NETWORKING)-2.02%

Cisco Systems, Inc.(a)                 400,000       27,731,250
---------------------------------------------------------------
COMPUTERS (PERIPHERALS)-1.76%
EMC Corp.(a)                           110,000       15,283,125
---------------------------------------------------------------
Network Appliance, Inc.(a)             120,000        8,872,500
---------------------------------------------------------------
                                                     24,155,625
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

COMPUTERS (SOFTWARE & SERVICES)-14.83%

BEA Systems, Inc.(a)                   250,000   $   12,062,500
---------------------------------------------------------------
Gemstar International Group
  Ltd.(a)                              150,000        6,937,500
---------------------------------------------------------------
Intuit Inc.(a)                         170,000        6,109,375
---------------------------------------------------------------
Novell, Inc.(a)                      1,150,000       22,568,750
---------------------------------------------------------------
Oracle Corp.(a)                        400,000       31,975,000
---------------------------------------------------------------
Rational Software Corp.(a)             175,000       14,896,875
---------------------------------------------------------------
Siebel Systems, Inc.(a)                125,000       15,359,375
---------------------------------------------------------------
VERITAS Software Corp.(a)              657,900       70,570,055
---------------------------------------------------------------
Vitria Technology, Inc.(a)             282,200       10,423,762
---------------------------------------------------------------
Yahoo! Inc.(a)                         100,000       13,025,000
---------------------------------------------------------------
                                                    203,928,192
---------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.93%

C-COR.net Corp.(a)                     328,000       12,833,000
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-1.78%

PE Corp-PE Biosystems Group            250,000       15,000,000
---------------------------------------------------------------
Waters Corp.(a)                        100,000        9,475,000
---------------------------------------------------------------
                                                     24,475,000
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-5.79%

Broadcom Corp.-Class A(a)               45,000        7,756,875
---------------------------------------------------------------
Intel Corp.                            300,000       38,043,750
---------------------------------------------------------------
SDL, Inc.(a)                            90,000       17,550,000
---------------------------------------------------------------
Texas Instruments Inc.                 100,000       16,287,500
---------------------------------------------------------------
                                                     79,638,125
---------------------------------------------------------------

ENTERTAINMENT-3.08%

Time Warner Inc.                       350,000       31,478,125
---------------------------------------------------------------
Walt Disney Co. (The)                  250,000       10,828,125
---------------------------------------------------------------
                                                     42,306,250
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.12%

Applied Materials, Inc.(a)              70,000        7,126,875
---------------------------------------------------------------
Teradyne, Inc.(a)                       75,000        8,250,000
---------------------------------------------------------------
                                                     15,376,875
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-3.96%

American Express Co.                   155,000       23,259,687
---------------------------------------------------------------
Citigroup Inc.                         525,000       31,204,688
---------------------------------------------------------------
                                                     54,464,375
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-5.41%

Allergan, Inc.                         200,000       11,775,000
---------------------------------------------------------------
Warner-Lambert Co.                     550,000       62,596,875
---------------------------------------------------------------
                                                     74,371,875
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.36%

Genetech, Inc.(a)                      100,000   $   11,700,000
---------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (United Kingdom)(a)                  175,000        7,043,750
---------------------------------------------------------------
                                                     18,743,750
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.87%

Health Management Associates,
  Inc.-Class A(a)                      750,000       11,953,125
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.61%

UnitedHealth Group Inc.                125,000        8,335,938
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.94%

Guidant Corp.(a)                       200,000       11,475,000
---------------------------------------------------------------
Medtronic, Inc.                        215,000       11,166,563
---------------------------------------------------------------
Novoste Corp.(a)                       100,000        4,100,000
---------------------------------------------------------------
                                                     26,741,563
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.79%

American International Group, Inc.     225,000       24,679,688
---------------------------------------------------------------

INSURANCE BROKERS-0.54%

Marsh & McLennan Cos. Inc.              75,000        7,392,188
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-5.46%

Goldman Sachs Group, Inc. (The)         80,000        7,460,000
---------------------------------------------------------------
Merrill Lynch & Co., Inc.              200,000       20,387,500
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.       450,000       34,537,500
---------------------------------------------------------------
Schwab (Charles) Corp. (The)           225,000       10,012,500
---------------------------------------------------------------
Wit Capital Group, Inc.(a)             250,000        2,640,625
---------------------------------------------------------------
                                                     75,038,125
---------------------------------------------------------------

LODGING-HOTELS-0.54%

Carnival Corp.                         300,000        7,462,500
---------------------------------------------------------------

RAILROADS-1.22%

Kansas City Southern Industries,
  Inc.                                 233,300       16,768,438
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

RETAIL (BUILDING SUPPLIES)-0.81%

Home Depot, Inc. (The)                 200,000   $   11,212,500
---------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-1.87%

Best Buy Co., Inc.(a)                  250,000       20,187,500
---------------------------------------------------------------
Tweeter Home Entertainment Group,
  Inc.(a)                              150,000        5,531,250
---------------------------------------------------------------
                                                     25,718,750
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.97%

Target Corp.                           200,000       13,312,500
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.40%

Amazon.com, Inc.(a)                    100,000        5,518,750
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.86%

Brocade Communications Systems,
  Inc.(a)                               95,000       11,780,000
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-5.07%

China Telecom Ltd. (Hong Kong)(a)      842,000        6,026,485
---------------------------------------------------------------
Nextel Communications, Inc.-Class
  A(a)                                 250,000       27,359,375
---------------------------------------------------------------
Powerwave Technologies, Inc.(a)        110,000       22,886,875
---------------------------------------------------------------
Vodafone AirTouch PLC (United
  Kingdom)                           2,933,488       13,456,729
---------------------------------------------------------------
                                                     69,729,464
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $1,102,490,983)                             1,311,826,523
---------------------------------------------------------------

MONEY MARKET FUNDS-4.92%

STIC Liquid Assets Portfolio(b)     33,811,353       33,811,353
---------------------------------------------------------------
STIC Prime Portfolio(b)             33,811,353       33,811,353
---------------------------------------------------------------
    Total Money Market Funds (Cost
      $67,622,706)                                   67,622,706
---------------------------------------------------------------
TOTAL INVESTMENTS-100.31% (Cost
  $1,170,113,689)                                 1,379,449,229
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.31%)                                     (4,202,096)
---------------------------------------------------------------
NET ASSETS-100.00%                               $1,375,247,133
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,170,113,689)                              $1,379,449,229
-------------------------------------------------------------
Receivables for:
  Capital stock sold                               14,765,016
-------------------------------------------------------------
  Dividends                                           898,473
-------------------------------------------------------------
Investment for deferred compensation plan               6,138
-------------------------------------------------------------
Other assets                                          115,675
-------------------------------------------------------------
    Total assets                                1,395,234,531
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            17,094,343
-------------------------------------------------------------
  Capital stock reacquired                            722,529
-------------------------------------------------------------
  Deferred compensation plan                            6,138
-------------------------------------------------------------
Accrued advisory fees                                 905,039
-------------------------------------------------------------
Accrued administrative services fees                   11,792
-------------------------------------------------------------
Accrued distribution fees                             882,245
-------------------------------------------------------------
Accrued directors' fees                                   730
-------------------------------------------------------------
Accrued transfer agent fees                           144,616
-------------------------------------------------------------
Accrued operating expenses                            219,966
-------------------------------------------------------------
    Total liabilities                              19,987,398
-------------------------------------------------------------
Net assets applicable to shares outstanding    $1,375,247,133
-------------------------------------------------------------

NET ASSETS:

Class A                                        $  551,947,439
-------------------------------------------------------------
Class B                                        $  591,395,422
-------------------------------------------------------------
Class C                                        $  231,904,272
-------------------------------------------------------------

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      750,000,000
-------------------------------------------------------------
  Outstanding                                      34,799,367
-------------------------------------------------------------
Class B:
  Authorized                                      750,000,000
-------------------------------------------------------------
  Outstanding                                      37,496,114
-------------------------------------------------------------
Class C:
  Authorized                                      750,000,000
-------------------------------------------------------------
  Outstanding                                      14,707,850
-------------------------------------------------------------
Class A:
  Net asset value and redemption price per
    share                                      $        15.86
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $15.86 / 94.50%)       $        16.78
-------------------------------------------------------------
Class B:
  Net asset value and offering price per
    share                                      $        15.77
-------------------------------------------------------------
Class C:
  Net asset value and offering price per
    share                                      $        15.77
-------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended April 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  $32,887)                                      $  3,052,036
------------------------------------------------------------
Interest                                              25,012
------------------------------------------------------------
    Total investment income                        3,077,048
------------------------------------------------------------

EXPENSES:

Advisory fees                                      3,864,937
------------------------------------------------------------
Administrative services fee                           52,317
------------------------------------------------------------
Custodian fees                                        55,294
------------------------------------------------------------
Distribution fees -- Class A                         645,833
------------------------------------------------------------
Distribution fees -- Class B                       1,991,693
------------------------------------------------------------
Distribution fees -- Class C                         709,483
------------------------------------------------------------
Transfer agent fees -- Class A                       350,487
------------------------------------------------------------
Transfer agent fees -- Class B                       416,439
------------------------------------------------------------
Transfer agent fees -- Class C                       148,345
------------------------------------------------------------
Directors' fees                                        3,345
------------------------------------------------------------
Other                                                374,047
------------------------------------------------------------
    Total expenses                                 8,612,220
------------------------------------------------------------
Less: Expenses paid indirectly                        (7,914)
------------------------------------------------------------
    Net expenses                                   8,604,306
------------------------------------------------------------
Net investment income (loss)                      (5,527,258)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES

Net realized gain (loss) from:
  Investment securities                          (26,944,646)
------------------------------------------------------------
  Foreign currencies                                 329,389
------------------------------------------------------------
                                                 (26,615,257)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          169,474,463
------------------------------------------------------------
  Foreign currencies                                     (76)
------------------------------------------------------------
                                                 169,474,387
------------------------------------------------------------
Net gain on investment securities and foreign
  currencies                                     142,859,130
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $137,331,872
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2000 and the period June 7, 1999 (date operations commenced) through October 31, 1999
(Unaudited)

                                                                APRIL 30,       OCTOBER 31,
                                                                   2000             1999
                                                              --------------    ------------
OPERATIONS:

  Net investment income (loss)                                $   (5,527,258)   $ (1,112,143)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           (26,615,257)     (3,389,798)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            169,474,387      39,861,077
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         137,331,872      35,359,136
--------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                        330,147,519     148,625,216
--------------------------------------------------------------------------------------------
  Class B                                                        352,476,186     161,925,702
--------------------------------------------------------------------------------------------
  Class C                                                        162,383,055      46,998,447
--------------------------------------------------------------------------------------------
    Net increase in net assets                                   982,338,632     392,908,501
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            392,908,501              --
--------------------------------------------------------------------------------------------
  End of period                                               $1,375,247,133    $392,908,501
============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,201,477,705    $356,470,945
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (5,561,027)        (33,769)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                            (30,005,009)     (3,389,752)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           209,335,464      39,861,077
--------------------------------------------------------------------------------------------
                                                              $1,375,247,133    $392,908,501
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $3,389,675 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2007.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's subadvisor. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets exceeding $2 billion. Under the terms of a subadvisory agreement between AIM and H.S. Dent, AIM pays H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets exceeding $2 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2000, AIM was paid $52,317 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended April 30, 2000, AFS was paid $501,381 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $645,833, $1,991,693 and $709,483, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,216,563 from sales of the Class A shares of the Fund during the six months ended April 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2000, AIM Distributors received $26,508 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS, FMC and AIM Distributors.
  During the six months ended April 30, 2000, the Fund paid legal fees of $1,635 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $5,217 and $2,697, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $7,914 during the six months ended April 30, 2000.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2000 was $1,206,270,656 and $405,122,767, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $243,106,456
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (33,770,916)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $209,335,540
==========================================================================
Investments have the same cost for tax and financial statement purposes.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2000 and the period June 7, 1999 (date operations commenced) through October 31, 1999 were as follows:

                                                                   APRIL 30, 2000             OCTOBER 31, 1999
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   ------------
Sold:

  Class A                                                     23,055,731   $357,794,217   14,146,708   $155,933,583
-------------------------------------------------------------------------------------------------------------------
  Class B                                                     23,971,035    369,952,405   14,828,511    163,946,584
-------------------------------------------------------------------------------------------------------------------
  Class C                                                     10,974,277    170,600,316    4,372,731     48,262,483
-------------------------------------------------------------------------------------------------------------------

Reacquired:

  Class A                                                     (1,751,631)   (27,646,698)    (651,441)    (7,308,367)
-------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,123,970)   (17,476,219)    (179,461)    (2,020,882)
-------------------------------------------------------------------------------------------------------------------
  Class C                                                       (527,255)    (8,217,261)    (111,903)    (1,264,036)
-------------------------------------------------------------------------------------------------------------------
                                                              54,598,187   $845,006,760   32,405,145   $357,549,365
===================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                        CLASS A
                                                               -------------------------
                                                                            JUNE 7, 1999
                                                                               (DATE
                                                                             OPERATIONS
                                                               SIX MONTHS    COMMENCED)
                                                                 ENDED           TO
                                                               APRIL 30,    OCTOBER 31,
                                                                  2000          1999
                                                               ----------   ------------
Net asset value, beginning of period                            $  12.14      $  10.00
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.04)        (0.03)
----------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            3.76          2.17
----------------------------------------------------------------------------------------
    Total from investment operations                                3.72          2.14
----------------------------------------------------------------------------------------
Net asset value, end of period                                  $  15.86      $  12.14
========================================================================================
Total return(a)                                                    30.64%        21.40%
========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $551,947      $163,872
========================================================================================
Ratio of expenses to average net assets                             1.49%(b)       1.60%(c)(d)
----------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets        (0.81)%(b)      (1.00)%(c)
========================================================================================
Portfolio turnover rate                                               47%           29%
========================================================================================

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average net assets of $371,083,532.
(c)  Annualized.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets excluding fee waivers was 1.65%.

                                                                        CLASS B
                                                               -------------------------
                                                                            JUNE 7, 1999
                                                                               (DATE
                                                                             OPERATIONS
                                                               SIX MONTHS    COMMENCED)
                                                                 ENDED           TO
                                                               APRIL 30,    OCTOBER 31,
                                                                  2000          1999
                                                               ----------   ------------
Net asset value, beginning of period                            $  12.11      $  10.00
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.08)        (0.04)
----------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            3.74          2.15
----------------------------------------------------------------------------------------
    Total from investment operations                                3.66          2.11
----------------------------------------------------------------------------------------
Net asset value, end of period                                  $  15.77      $  12.11
========================================================================================
Total return(a)                                                    30.22%        21.10%
========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $591,395      $177,430
========================================================================================
Ratio of expenses to average net assets                             2.16%(b)       2.24%(c)(d)
========================================================================================
Ratio of net investment income (loss) to average net assets        (1.48)%(b)      (1.64)%(c)
========================================================================================
Portfolio turnover rate                                               47%           29%
========================================================================================

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average net assets of $400,534,956.
(c)  Annualized.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets excluding fee waivers was 2.29%.

                                                                        CLASS C
                                                               -------------------------
                                                                            JUNE 7, 1999
                                                                               (DATE
                                                                             OPERATIONS
                                                               SIX MONTHS    COMMENCED)
                                                                 ENDED           TO
                                                               APRIL 30,    OCTOBER 31,
                                                                  2000          1999
                                                               ----------   ------------
Net asset value, beginning of period                            $  12.11      $ 10.00
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.07)       (0.04)
----------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            3.73         2.15
----------------------------------------------------------------------------------------
    Total from investment operations                                3.66         2.11
----------------------------------------------------------------------------------------
Net asset value, end of period                                  $  15.77      $ 12.11
========================================================================================
Total return(a)                                                    30.22%       21.10%
========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $231,904      $51,605
========================================================================================
Ratio of expenses to average net assets                             2.16%(b)      2.24%(c)(d)
========================================================================================
Ratio of net investment income (loss) to average net assets        (1.48)%(b)     (1.64)%(c)
========================================================================================
Portfolio turnover rate                                               47%          29%
========================================================================================

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average net assets of $142,681,431.
(c)  Annualized.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets excluding fee waivers was 2.29%.

BOARD OF DIRECTORS                               OFFICERS                                   OFFICE OF THE FUND

Charles T. Bauer                                 Charles T. Bauer                           11 Greenway Plaza
Chairman                                         Chairman                                   Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                  INVESTMENT ADVISOR
Director
ACE Limited;                                     Carol F. Relihan                           A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Secretary        11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                               Gary T. Crum                               Houston, TX 77046
                                                 Senior Vice President
Owen Daly II                                                                                SUB-ADVISOR
Director                                         Edgar M. Larsen
Cortland Trust Inc.                              Senior Vice President                      H.S. Dent Advisors, Inc.
                                                                                            6515 Gwin Road
Edward K. Dunn Jr.                               Dana R. Sutton                             Oakland, CA 94611
Chairman, Mercantile Mortgage Corp.;             Vice President and Treasurer
Formerly Vice Chairman and President,                                                       TRANSFER AGENT
Mercantile-Safe Deposit & Trust Co.; and         Melville B. Cox
President, Mercantile Bankshares                 Vice President                             A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
Jack Fields                                      Mary J. Benson                             Houston, TX 77210-4739
Chief Executive Officer                          Assistant Vice President and
Texana Global, Inc.;                             Assistant Treasurer                        CUSTODIAN
Formerly Member
of the U.S. House of Representatives             Sheri Morris                               State Street Bank and Trust Company
                                                 Assistant Vice President and               225 Franklin Street
Carl Frischling                                  Assistant Treasurer                        Boston, MA 02110
Partner
Kramer, Levin, Naftalis & Frankel LLP            Renee A. Friedli                           COUNSEL TO THE FUND
                                                 Assistant Secretary
Robert H. Graham                                                                            Ballard Spahr
President and Chief Executive Officer            P. Michelle Grace                          Andrews & Ingersoll, LLP
A I M Management Group Inc.                      Assistant Secretary                        1735 Market Street
                                                                                            Philadelphia, PA 19103
Prema Mathai-Davis                               Nancy L. Martin
Chief Executive Officer, YWCA of the U.S.A.      Assistant Secretary                        COUNSEL TO THE DIRECTORS

Lewis F. Pennock                                 Ofelia M. Mayo                             Kramer, Levin, Naftalis & Frankel LLP
Attorney                                         Assistant Secretary                        919 Third Avenue
                                                                                            New York, NY 10022
Louis S. Sklar                                   Lisa A. Moss
Executive Vice President                         Assistant Secretary                        DISTRIBUTOR
Hines Interests
Limited Partnership                              Kathleen J. Pflueger                       A I M Distributors, Inc.
                                                 Assistant Secretary                        11 Greenway Plaza
                                                                                            Suite 100
                                                 Samuel D. Sirko                            Houston, TX 77046
                                                 Assistant Secretary

AIM FUNDS--Registered Trademark--MAKES
INVESTING EASY

o AIM BANK CONNECTION(SM). You can make investments in your AIM account in amounts from $50 to $100,000 without writing a check. Once you set up this convenient feature, AIM will draw the funds from your pre-authorized checking account at your request.

o AIM INTERNET CONNECT(SM). Sign up for this service and you can purchase, redeem or exchange shares of AIM funds in your current AIM account simply by accessing our Web site at www.aimfunds.com. For a retirement account, such as an IRA or 403(b), only exchanges are allowed over the Internet because of the tax-reporting and record-keeping requirements these accounts involve.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. You can receive distributions in cash, or you can reinvest them in your account without paying a sales charge. Over time, the power of compounding can significantly increase the value of your account.

o AUTOMATIC INVESTMENT PLAN. You can add to your account by authorizing your AIM fund to withdraw a specified amount, minimum $50, from your bank account on a regular schedule.

o EASY ACCESS TO YOUR MONEY. You can redeem shares of your AIM fund any day the New York Stock Exchange is open. The value of the shares may be more or less than their original cost depending on market conditions.

o EXCHANGE PRIVILEGE. As your investment goals change, you may exchange part or all of your shares of one fund for shares of a different AIM fund within the same share class. You may make up to 10 such exchanges per calendar year.

o TAX-ADVANTAGED RETIREMENT PLANS. You can enjoy the tax advantages offered by a variety of investment plans, including Traditional IRAs, Roth IRAs and education IRAs, among others.

o E-MAIL ACCESS. You can contact us at general@aimfunds.com for general information. For account information, contact us at youraccount@aimfunds.com.

o www.aimfunds.com. Our award-winning Web site provides account information, shareholder education and fund performance information.

                      -----------------------------------
                                  OUR AUTOMATED
                               AIM INVESTOR LINE,
                                  800-246-5463,
                            PROVIDES CURRENT ACCOUNT
                               INFORMATION AND THE
                                PRICE, YIELD AND
                               TOTAL RETURN ON ALL
                              AIM FUNDS 24 HOURS A
                                DAY. YOU CAN ALSO
                              ORDER A YEAR-TO-DATE
                                STATEMENT OF YOUR
                                    ACCOUNT.

                      -----------------------------------

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                            INTERNATIONAL GROWTH FUNDS              A I M Management Group Inc. has provided
AIM Aggressive Growth Fund              AIM Advisor International Value Fund    leadership in the mutual fund industry
AIM Blue Chip Fund                      AIM Asian Growth Fund                   since 1976 and managed approximately
AIM Capital Development Fund            AIM Developing Markets Fund             $176 billion in assets for more than
AIM Constellation Fund(1)               AIM Euroland Growth Fund(5)             7.4 million shareholders, including
AIM Dent Demographic Trends Fund        AIM European Development Fund           individual investors, corporate clients
AIM Emerging Growth Fund                AIM International Equity Fund           and financial institutions, as of
AIM Large Cap Growth Fund               AIM Japan Growth Fund                   March 31, 2000.
AIM Large Cap Opportunities Fund        AIM Latin American Growth Fund             The AIM Family of Funds--Registered
AIM Mid Cap Equity Fund                                                         Trademark--is distributed nationwide,
AIM Mid Cap Growth Fund                 GLOBAL GROWTH FUNDS                     and AIM today is the eighth-largest
AIM Mid Cap Opportunities Fund(2)       AIM Global Aggressive Growth Fund       mutual fund complex in the United States
AIM Select Growth Fund                  AIM Global Growth Fund                  in assets under management, according to
AIM Small Cap Growth Fund(3)            AIM Global Trends Fund(6)               Strategic Insight, an independent mutual
AIM Small Cap Opportunities Fund(4)                                             fund monitor.
AIM Value Fund                          GLOBAL GROWTH & INCOME FUNDS
AIM Weingarten Fund                     AIM Global Utilities Fund

GROWTH & INCOME FUNDS                   GLOBAL INCOME FUNDS
AIM Advisor Flex Fund                   AIM Global Income Fund
AIM Advisor Real Estate Fund            AIM Strategic Income Fund
AIM Balanced Fund
AIM Basic Value Fund                    THEME FUNDS
AIM Charter Fund                        AIM Global Consumer Products and Services Fund
                                        AIM Global Financial Services Fund
INCOME FUNDS                            AIM Global Health Care Fund
AIM Floating Rate Fund                  AIM Global Infrastructure Fund
AIM High Yield Fund                     AIM Global Resources Fund
AIM High Yield Fund II                  AIM Global Telecommunications and Technology Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund

TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.


                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                         INVEST WITH DISCIPLINE
                                                        --Registered Trademark--



                                                                       DDT-SAR-1

[DALBAR LOGO APPEARS HERE]

A I M Distributors, Inc.